UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

_________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2015, the board of directors (the “Board”) of The Clorox Company (the “Company”) accepted the resignation from the Board of Donald R. Knauss, effective July 1, 2015. Mr. Knauss served as Chairman and CEO of the Company from October 2006 through November 2014, when he became Executive Chairman, as previously disclosed in the Company’s Current Report on Form 8-K filed on September 18, 2014, as amended on Form 8-K/A filed on November 20, 2014 (the “Form 8-K/A”). Also, as previously described on the Form 8-K/A, the termination date for Mr. Knauss’ service as Executive Chairman will be June 30, 2015. Mr. Knauss’ decision to retire is not as a result of any disagreement with the Company.

On May 11, 2015, the Board also elected Spencer C. Fleischer to the Board, effective July 1, 2015. On May 13, 2015, the Board elected Christopher J. Williams to the Board, effective July 1, 2015. Messrs. Spencer and Williams will be entitled to compensation in accordance with the Company’s standard non-employee director compensation program.

The Board also appointed George Harad as Independent Chair of the Board, effective July 1, 2015. Robert Matschullat was appointed chair of the Nominating and Governance Committee, effective May 13, 2015, and Jeffrey Noddle was appointed chair of the Management Development and Compensation Committee, effective July 1, 2015.

A press release announcing the retirement of Mr. Knauss, election of Messrs. Fleischer and Williams, and appointment of Messrs. Harad, Matschullat, and Noddle was issued on May 15, 2015, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Amended and Restated Employment Agreement between The Clorox Company and Donald R. Knauss, dated as of November 20, 2014
10.2	Amended and Restated Change in Control Agreement between The Clorox Company and Donald R. Knauss, dated as of November 20, 2014
99.1	Press Release dated May 15, 2015 of The Clorox Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: May 15, 2015	By:	/s/ Laura Stein
Executive Vice President – General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
10.1	Amended and Restated Employment Agreement between The Clorox Company and Donald R. Knauss, dated as of November 20, 2014
10.2	Amended and Restated Change in Control Agreement between The Clorox Company and Donald R. Knauss, dated as of November 20, 2014
99.1	Press Release dated May 15, 2015 of The Clorox Company